Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Significant Accounting Policies

(2) Significant Accounting Policies

The following accounting policies pertain to DriveTime’s core operations. Accounting policies specific to GO Financial are specifically noted within each section if they vary from DriveTime’s policies.

Cash & Cash Equivalents

We consider all highly liquid investments with original maturities at the date of purchase of three months or less to be cash equivalents. Periodically we maintain cash in excess of the amounts insured by the federal government.

Finance Receivables—DriveTime

Finance receivables consist of the aggregate principal balances of all auto loans in our active portfolio, which are collateralized by used vehicles sold, plus accrued interest receivable and direct loan origination costs. Finance receivables are comprised of loans related to used vehicles sold by us, all of which are simple interest loans which may be prepaid without penalty. We do not place loans on nonaccrual status, nor do we classify loans as impaired, since accounts are charged-off when the loans are contractually past due, at 91 days (or later, if the customer makes a qualifying payment in accordance with the terms of our charge-off policy).

Dealer Finance Receivables—GO Financial

Dealer finance receivables consist of the aggregate carrying value of amounts advanced to dealers (“dealer advances”) participating in our indirect lending program through DTAC’s subsidiary, GO Financial, plus direct loan origination costs. We account for dealer finance receivables in a manner consistent with loans acquired with deteriorated credit quality, using the effective interest method. Third-party independent dealerships build discrete pools of loans and dealer advances are repaid by the dealerships, on a pool level, based on cash flows collected by GO from the pool of underlying customer loans. Each dealer pool is treated as a discrete unit of account, both during the open phase and during the closed phase for purposes of recognizing revenue and evaluating impairment. Dealer finance receivables are evaluated for impairment subsequent to pool closure and at the end of each quarterly accounting period. A decrease in expected cash flow, deriving a decrease in pool yield, results in pool impairment, which is recorded as a charge to provision for GO credit losses and a credit to allowance for GO credit losses. Subsequent improvement in expected cash flows, deriving an increase to pool yield, is treated first as a recovery of previously recorded allowance.

Charge-off Policy

For DriveTime receivables (excluding GO), the accrual of interest is discontinued and any accrued but unpaid interest is reversed and written-off along with any unamortized loan origination costs when the loans are charged-off. Accounts which have been charged-off have been removed from finance receivables. Net charge-offs consist of finance receivable principal balances charged-off, net of any amounts received from vehicles recovered and sold at auction, sales tax refunds, where applicable, and any subsequent collections on the charged-off accounts, as well as an estimate of recoveries on loans previously charged-off (recovery receivables).

Prior to December 2011, loans were charged-off at 91 days contractually past due. In December 2011, we made a modification to our charge-off policy, which was treated as a change in accounting estimate. Under our new charge-off policy, we charge-off the entire principal balance of receivables that are contractually 91 or more days past due at the end of a month, unless the customer has made a qualifying minimum payment within the previous 30 days from month-end, in which case the customer loan would not charge-off until 121 days contractually past due. This change was made as a result of a change in delinquency patterns, partially resulting from a fully centralized collections environment, and an analysis which indicated that loans which have made a qualifying payment within 30 days, are collectible, and therefore, should not be charged-off.

If this change was not executed, for the year-ended December 31, 2011, net charge-offs would have been $2.6 million higher than reported, provision for credit losses would have been $2.0 million higher than reported, interest income would have been $0.1 million lower than reported, and net income would have been $2.1 million lower than reported.

Underlying customer accounts in the GO program follow the same charge-off policy as DriveTime, except that upon charge-off, the loans are not removed from the dealer pool. However, expected cash flow of the pool is affected, thereby affecting effective yield and carrying value of the GO dealer finance receivables.

Allowance for Credit Losses

DriveTime maintains an allowance for credit losses on an aggregated basis. We accrue for estimated losses when it is probable that the amount will not be fully collectible and the amount of the loss can be reasonably estimated. The evaluation of the adequacy of the allowance for credit losses considers such factors as performance of the loan portfolio by month of origination (“static pool analysis”), the portfolio credit grade mix, our historical credit losses, the overall portfolio quality, delinquency status, the value of the underlying collateral, current economic conditions that may affect the borrowers’ ability to pay, and the overall effectiveness of collection efforts. This estimate of existing probable and estimable losses is primarily based on static pool analyses prepared for various segments of the portfolio utilizing historic loss experience, adjusted for the estimated impact of current economic factors. In management’s judgment, the allowance is maintained at a level that is adequate to provide for the estimate of probable credit losses inherent in our finance receivable portfolio. Charge-offs are recorded as a reduction to the allowance for credit losses at the time of charge-off. An estimate of recovery proceeds is recorded as an other asset, see “Recovery Receivables” below, until such time as the vehicle or other recovery proceeds are received. For previously charged-off accounts that are subsequently recovered, or portions thereof, the amount of such recovery is credited to the allowance for credit losses. On a quarterly basis management reviews the allowance for credit losses for reasonableness and adequacy. Adjustments to the allowance for credit losses as a result of our allowance analyses are recorded through the provision for credit losses.

See “Revenue Recognition—GO Financial” for a description of allowance for credit losses on GO dealer finance receivables.

Recovery Receivables

Recovery receivables represent estimated recoveries to be received on charged-off finance receivables, including proceeds from selling repossessed vehicles at auction, along with insurance, bankruptcy and deficiency collections. The recovery amount from selling repossessed vehicles at auction is a forecast of vehicles to be recovered from loans previously charged-off and vehicles currently in our possession. We estimate the number of units we will recover and the value that we will receive for these vehicles at auction. Our forecast utilizes historical data with respect to recovery rates, values, and time from charge-off to repossession. Changes in recovery receivables are treated as increases or decreases to net charge-offs and ultimately the allowance for credit losses. At December 31, 2012 and 2011, recovery receivables amounted to $37.0 million and $34.5 million, respectively, and are included as a component of other assets on the accompanying consolidated balance sheets.

Inventory

Inventory consists of used vehicles held-for-sale, or currently undergoing reconditioning, and is stated at the lower of cost or market value. Vehicle inventory cost is determined by specific identification. Direct and indirect vehicle reconditioning costs including parts and labor, overhead, costs to transport the vehicles to our reconditioning centers and dealership locations, and other incremental costs are capitalized as a component of inventory cost.

Property and Equipment

Property and equipment consists of land, buildings, leasehold improvements, furniture, software, and repairs and maintenance costs that extend the life of an asset. Property and equipment is stated at cost and is shown net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the assets, which range from three to 15 years for equipment, three to five years for furniture, three years for software, five to ten years for building improvements, and thirty years for buildings. Leasehold improvements are depreciated using the straight-line method over the lesser of the lease term or the estimated useful lives of the related improvements.

Capitalized Internally Developed Software

We capitalize direct costs of materials and services consumed in developing or obtaining internal use software. We also capitalize payroll and payroll-related costs for employees who are directly associated with and who devote time to the development of software products for internal use, to the extent of the time spent directly on the project. Capitalization of costs begins during the development stage and ends when the software is available for general use. Amortization of these costs is computed using the straight-line method over the estimated economic life of the software.

Deferred Financing Costs

Costs relating to obtaining debt financing and capital leases are capitalized and amortized over the term of the related debt using the effective interest method. Unamortized deferred financing costs at December 31, 2012 and 2011 were $15.0 million and $15.8 million, respectively, and are included as a component of other assets on the accompanying consolidated balance sheets. Amortization of deferred financing costs is recorded as component of interest expense, and was $8.2 million, $11.9 million and $17.8 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Limited Warranty

A liability for the estimated cost of vehicle repairs under our warranty program is established at the time a used vehicle is sold by charging costs of used vehicles sold. The liability is evaluated for adequacy through an analysis based on the program’s historical performance of cost incurred per unit sold, and management’s estimate of frequency of vehicles to be repaired and severity of claims based on vehicles currently under warranty, which are based on the program’s historical performance and our expectation of future usage.

Revenue Recognition—DriveTime

Revenue from the sale of used vehicles is recognized upon delivery, when the sales contract is signed and the agreed-upon down payment or purchase price has been received. Sales of used vehicles include revenue from the sale of used vehicles, net of a reserve for returns and excludes sales tax. The reserve for returns is estimated using historical experience and trends. Our reserve for returns at December 31, 2012 and 2011 was $5.3 million and $1.5 million, respectively. Revenue is recognized at time of sale since persuasive evidence of an arrangement in the form of an installment sales contract exists, we have delivered the vehicle to the customer, transferred title, the sales have a fixed and determinable price, and collectability is reasonably assured.

Interest income consists of interest earned on finance receivables, net of amortization of loan origination costs, plus late payment fees and interest earned on investments held in trust. Interest income is recognized on the accrual basis, when earned, based on a simple interest method. Finance Receivables continue to accrue interest until repayment or charge-off. Customer loans may be prepaid without penalty. Direct loan origination costs related to loans originated at our dealerships are deferred and charged against interest income over the life of the related loans using the effective interest method.

Revenue Recognition—GO Financial

We recognize revenue for dealer finance receivables (dealer finance income) under the effective interest method, by applying a loss adjusted forecast of cash flows for each dealer pool, such that revenue is recognized on a level-yield basis. Open pools establish an effective yield at either their first fiscal quarter, or upon maturation of the pool. The effective yield established is held constant for an open pool until pool closure, unless circumstances warrant a yield adjustment or impairment assessment prior to pool closure. For each accounting period subsequent to pool closure, expected cash flows are re-estimated. Deterioration in expected cash flows, both in the open and closed pool stage, is reflected as a provision for loan loss and corresponding allowance for credit losses, at the pool level. Any subsequent improvement in expected cash flows of the impaired pool(s) will first reverse any previous allowance for credit loss and be prospectively reflected as an increase in the pool yield. For closed pools, if the re-estimation of expected cash flows results in a higher effective yield, an increase in the pool yield is reflected prospectively.

Cost of Used Vehicles Sold

Cost of used vehicles sold includes the cost to acquire vehicles, standard production costs, and the reconditioning and transportation costs associated with preparing the vehicles for resale. Direct and indirect vehicle reconditioning costs, including parts and labor, overhead, costs to transport the vehicles to our dealership locations, warranty costs, and other incremental costs which are allocated to inventory via standard costing, are included in cost of used vehicles sold. The cost of used vehicles sold is determined on a specific identification basis.

Accounting for Transfers of Financial Assets

Securitizations. We periodically sell loans originated at our dealerships to our bankruptcy-remote securitization subsidiaries, which, in turn, transfer the loans to separate trusts that issue notes and certificates collateralized by these loans. The notes (asset-backed securities) are sold to investors, and we retain the residual certificates. We continue to service all securitized loans. We have determined that the trusts are variable interest entities and that DTAC is the primary beneficiary of those trusts, therefore, loans included in the securitization transactions are recorded as finance receivables and the asset-backed securities that are issued by the trusts are recorded as a component of portfolio term financings in the accompanying consolidated balance sheets. The bankruptcy remote securitization subsidiaries are owned and controlled by DTAC.

Additional credit enhancement is achieved via over collateralization and a cash reserve account is established for the benefit of the Asset-Backed Security note holders. The reserve accounts are classified as restricted cash and investments held in trust in the consolidated balance sheets.

Warehouse facilities. We utilize portfolio warehouse facilities in order to fund our finance receivable originations. Loans originated are pledged to the warehouse lenders to create borrowing base. The pledge of collateral is accomplished through a sale from DTAC to the bankruptcy-remote entity (an SPE) formed for each warehouse facility. Although these sales are treated as true-sales for legal purposes, we have determined these SPEs to be VIEs, for which DTAC is the primary beneficiary, therefore, DTAC consolidates the VIEs and finance receivables pledged to the SPEs and the associated debt of the warehouse facilities are consolidated into our financial statements.

Other Portfolio Term Financings. As with our traditional securitization program, under our bank term financings, we pooled loans originated at our dealerships and sold them to either (i) a special purpose entity which transfers the loans to a separate trust which, in turn, issues a note collateralized by the loans; or (ii) we sold the pooled loans, in a secured financing transaction, directly to a third-party financial institution to yield a specified return with the right to repurchase these loans at a specified date. We retained all servicing. Both types of transactions are accounted for as secured financings, either due to our right to repurchase the loans sold at a specified date or due to certain restrictions placed on the trusts. Therefore, the loans included in these transactions remain in finance receivables and the debt is reflected as a component of portfolio term financings on the consolidated balance sheets.

Provision for Credit Losses

Provision for credit losses is the charge recorded to operations in order to maintain an allowance for credit losses adequate to cover losses inherent in the DriveTime and Go Financial portfolios.

Advertising

All costs related to advertising and marketing are expensed in the period incurred. Advertising costs related to production are capitalized, and expensed once the media is aired. We had no capitalized advertising costs as of December 31, 2012 and $0.8 million as of 2011. Total advertising costs for the years ended December 31, 2012, 2011, and 2010 were $28.0 million, $22.3 million, and $16.5 million, respectively.

Income Taxes

DTAG and DTAC are both S-corporations for federal and state income tax purposes. There is no provision for income taxes, except for any amount of entity level state tax in certain jurisdictions, and federal income taxes related to a wholly-owned subsidiary of DTAG, which is a C-corporation. Income or losses of an S-corporation flow through to the individual shareholders, who report such income or loss on their individual income tax returns.

Impairment of Long-Lived Assets

We own some of our used vehicle sales facilities, a reconditioning facility, and an operations call center building. These long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed would be reported at the lower of the carrying amount or fair value less costs to sell, and would no longer be depreciated. At December 31, 2012 and 2011, there were no indications of impairment pertaining to these assets.

Business Segments

Business segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing operating performance. With the introduction of the indirect lending line of business through our wholly-owned subsidiary, GO Financial, we have determined that we have two reportable business segments, one for our DriveTime operations, and one for GO Financial. The DriveTime segment is a vertically integrated platform which enables us to both sell and finance used vehicles to customers with subprime credit. We finance substantially all of the vehicles sold at our DriveTime dealerships in a single sales/finance transaction and decisions regarding allocation of resources and assessing operating performance are reviewed by the CFO and CEO of DriveTime (chief operating decision maker function). Our GO Financial segment provides subprime auto financing to third-party automobile dealerships. The third-party automobile dealerships originate retail installment sales contracts to finance purchases of vehicles by their customers who have modest incomes and who have experienced credit difficulties or have a limited credit history (subprime customers). Operating metrics, financial performance, and bonus levels for management and employees for GO are assessed by the President of GO who serves as the chief operating decision maker for GO. See Note 20—“Segment Information” for additional information regarding our business segments.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities. Certain accounting estimates involve significant judgments, assumptions, and estimates by management that have a material impact on the carrying value of certain assets and liabilities, disclosures of contingent assets and liabilities, and the reported amounts of income and expenses during the reporting period which management considers to be critical accounting estimates. The judgments, assumptions, and estimates used by management are based on historical experience, management’s experience, and other factors, which are believed to be reasonable under the circumstances. Because of the nature of the judgments and assumptions made by management, actual results could differ materially from these judgments and estimates, which could have a material impact on the carrying values of our assets and liabilities and our results of operations.

Significant items subject to estimates and assumptions include the allowance for credit losses, inventory valuation, fair value measurements, certain legal reserves, our reserve for sales returns and allowances, our recovery receivables, and our warranty accrual. Estimates used in deriving these amounts are described in the footnotes herein. Actual results could differ from these estimates.

Stock-Based Compensation

We record compensation expense for awards of restricted stock granted to employees in accordance with ASC 718, see “Compensation—Stock Compensation.” Under the fair value recognition provisions of ASC 718, stock-based compensation cost is measured at the grant date based on the fair value. We utilized a third-party financial and economic appraiser to assist us in determining the grant-date fair value of the award. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods using graded vesting (see Note 12—“Shareholders’ Equity & Dividends”).

Reclassifications

Certain prior period amounts have been reclassified to be consistent with current period financial statement presentation. For the year ended December 31, 2010, we reclassified a total of $15.0 million from selling and marketing to general and administrative expense.